UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2012

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure.

On November 1, 2012, Inland Real Estate Corporation (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2012.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure.  A copy of the supplemental financial information for the three and nine months ended September 30, 2012 referenced in the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure.

The information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

As previously disclosed by the Company in its Report on Form 10-Q filed with the Commission on August 8, 2012 (the “10-Q”), the Company had entered into a loan modification agreement on July 1, 2010, with the special servicer of the loan on one phase of the Algonquin Commons investment property.  The original loan required monthly payments of principal and interest.  The modification changed the monthly payments to interest only for a period of two years, which expired June 1, 2012.  The purpose of the modification was to reduce the cash required to service the debt and redeploy the capital to partially fund the costs of new leases entered into during the past two years.  Due to ongoing vacancies at Algonquin Commons and certain co-tenancy issues, which allowed certain tenants to reduce the monthly rents paid, the property is not generating sufficient cash flow to resume paying both principal and interest payments on the outstanding debt.

Also as previously disclosed in the 10-Q, the Company ceased paying the monthly debt service on the loans for both phases of the project to trigger discussions with the special servicer.  As a result, and as expected, the lender issued a notice of default under the loan documents.  The total outstanding balance of the debt on both phases of the property, which is in default, is $90.2 million, of which $71.6 million is non-recourse and approximately $18.6 million has been guaranteed by the Company.

As of the filing of Item 8.01 of this Current Report on Form 8-K, the amount in arrears, equal to unpaid principal, interest and late charges is approximately $3.8 million.  Since the filing of the 10-Q, the Company has had discussions with the special servicer but has not yet been able to reach an agreement to resolve the issue.  The lender has instead opted to attempt to sell the notes.  Although the Company intends to participate in the note sale and submit a bid to purchase the notes, there is no assurance it will be successful.  If the notes are sold to another bidder, there is no assurance that the purchasing bidder will work with the Company to reach an agreeable solution.

As was previously disclosed by the Company in the 10-Q, the lender may attempt to enforce its rights under the loan documents and has several non-exclusive options available to it, including, without limitation, declaring all or any portion of the debt immediately due and payable, initiating foreclosure proceedings or suing the borrower.  If the borrower is sued or the parties otherwise fail to reach an agreement, the Company's obligation under its aforementioned guarantee would likely be triggered.

The Company cannot currently estimate what the impact to the consolidated financial statements will be and may not be able to do so until a final outcome has been determined.  If the Company is required to fulfill its obligations under its partial guarantee of the loan, fulfilling those guarantee obligations could have a material adverse effect on the Company's consolidated statements of operations and comprehensive income for the period and the year in which the payment would be made.  The Company believes that fulfilling its guarantee obligations would not have a material impact on its consolidated balance sheets.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K (including documents incorporated herein by reference, if any) constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them.  Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under Item 1A"Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the "Commission") on February 27, 2012, and  as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC.  Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this report to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:
	Exhibit No.	Description

	99.1	Press release of Inland Real Estate Corporation, dated November 1, 2012
	99.2	Supplemental financial information of Inland Real Estate Corporation for the three and nine months ended September 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	President and Chief Executive Officer

Date:  November 1, 2012

exhibit index

Exhibit No.

Description

98.1

Press release of Inland Real Estate Corporation, dated November 1, 2012

98.2

Supplemental financial information of Inland Real Estate Corporation for the three and nine months ended September 30, 2012